                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          PIONEER MID CAP GROWTH FUND
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                 Computershare
                                 Fund Services
             PIONEER/WO#20789: TOUCH-TONE TELEPHONE VOTING SCRIPT
                         "PIONEER MID CAP GROWTH FUND"
       CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                          EXPECTED MAIL DATE: xxxxxxx
                        MEETING DATE: JANUARY 20, 2010
                  TEST CONTROL NUMBER (s): 789 XXXXX XXX XXX
                      TEST SECURITY NUMBER (s): 9999 9999

OPENING:
WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card or meeting notice."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card or meeting notice

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the Pioneer Mid Cap Growth Fund."

"Proposal 1:       To vote FOR press 1. AGAINST press 9.     ABSTAIN press 0."

"To hear how you have     "To cancel your vote,      "To save how you have
voted, press 1."          press 2."                  voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (the shareholder's vote for that proposal is given)"

"To hear how you have     "To cancel your vote,      "To save how you have
voted, press 1."          press 2."                  voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled."     "To enter another vote, press 1 now."
To end this call, press 0 now.

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved."        "To enter another vote, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the number" speech (above)
If shareholder elects to end the call he/she will hear:
"Thank you for voting."

Call is terminated.